UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2010

The Inventure Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 N. 40th St., Suite 300, Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Cash Bonus Plan

On January 5, 2010, the Compensation Committee of the Board of Directors of the Company approved a key employee cash bonus plan for the Company’s fiscal year 2010.  The plan provides for certain incentive amounts to be paid based on a percentage of the employee’s base salary and the achievement of certain threshold, target and maximum performance goals.  The performance goal for 2010 is earnings before interest, taxes, depreciation and amortization, as adjusted for certain items.  For executive officers of the Company in fiscal 2010, the plan provides for payments to Terry McDaniel, President and Chief Executive Officer, Steve Weinberger, Chief Financial Officer, and Steve Sklar, Senior Vice President of Marketing, in the amounts of $83,275, $48,722, and $28,375, respectively, at threshold, $166,550, $97,444, and $56,750, respectively, at target, and $187,368, $111,363, and $68,099, respectively, at maximum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Inventure Group, Inc.
(Registrant)

Date	January 8, 2010
/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer